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                                                Filed Pursuant to Rule 497
                                                Registration File No.: 2-97963


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                                                               February 11, 2003
                                                                      Supplement
[MORGAN STANLEY LOGO]
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                       SUPPLEMENT DATED FEBRUARY 11, 2003

                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                   MORGAN STANLEY CONVERTIBLE SECURITIES TRUST

                            Dated November 30, 2002



The first paragraph of the section of the Statement of Additional Information titled "XI. CALCULATION OF PERFORMANCE DATA" is hereby replaced by the following:

     From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period, multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended September 30, 2002, the yield, calculated pursuant to the formula described above, was approximately 5.93%, 5.48%, 5.48% and 6.52% for Class A, Class B, Class C and Class D, respectively.